OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Supplement dated December 4, 2008
to the Prospectus dated November 28, 2008

This supplement amends the Prospectus dated November 28, 2008.

The Prospectus is revised by deleting the section titled “Advisory Fees” beginning on page 20 in its entirety and replacing it with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, 0.35% of the next $10 billion, and 0.34% of average annual net assets in excess over $11 billion. The Fund’s advisory fee for the period ended July 31, 2008 was 0.37% of average annual net assets for each class of shares.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Semi-Annual Report to shareholders for the six month period ended January 31, 2008.

December 4, 2008                                                                         PS0795.031